SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported) June 26, 1996

            The Money Store Inc. (as Representative) and TMS
            Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of May 31, 1996 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities.

                       TMS Auto Holdings, Inc.
                       The Money Store Inc.
             (Exact name of registrant as specified in its charter)

    Delaware                                         22-3405381
    New Jersey                       33-94518        22-2293022
(State or other jurisdiction of     (Commission    (IRS Employer
 incorporation)                      File Number)    ID Number)


  2840 Morris Avenue, Union, New Jersey                 07083
(Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                             (908) 686-2000


                  N/A
(Former name or former address, if changed since last report)

Item 5.           Other Events.

    The Money Store Inc., as representative (the "Representative"), and TMS Auto Holdings, Inc. (the "Seller") registered issuances of up to $500,000,000 principal amount of TMS Auto Grantor Trust Asset Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-94518)(as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Representative and the Seller caused The Money Store Auto Trust 1996-1 (the "Trust") to issue $45,100,000 aggregate principal amount of its Class A-1 5.6375% Money Market Asset Backed Notes (the "Class A-1 Notes"), $90,000,000 aggregate principal amount of its Class A-2 Floating Rate Asset Backed Notes (the "Class A-2 Notes"), $57,900,000 aggregate principal amount of its Class A-3 6.85% Asset Backed Notes (the "Class A-3 Notes" and, together with the Class A-1 Notes and the Class A-2 Notes, the "Notes") and $7,000,000 aggregate principal amount of its 7.10% Asset Backed Certificates (the "Certificates," and together with the Notes, the "Securities"), on June 26, 1996 (the "Closing Date"). This Current Report on Form 8-K is being filed to file a detailed description of the Initial Receivables, a copy of the Indenture, Trust Agreement and Sale and Servicing Agreement referred to below and the Underwriting Agreement dated June 20, 1996 by and among the Representative, the Seller and CS First Boston Corporation.

     The Notes were issued pursuant to an Indenture dated as of May 31, 1996, between the Trust and Norwest Bank Minnesota, National Association, as Trustee and Indenture Collateral Agent (the "Indenture"). The Trust was formed, and the Certificates were issued, pursuant to a Trust Agreement dated as of May 31, 1996 between the Seller and Bankers Trust (Delaware), as Owner Trustee (the "Trust Agreement"). The Initial Receivables were conveyed to the Trust pursuant to a Sale and Servicing Agreement dated as of May 31, 1996 by and among the Seller, the Representative, the Trust and The Money Store Auto Finance Inc. (the "Sale and Servicing Agreement").

     On the Closing Date, the Seller delivered to the Trust Initial Receivables in the amount of $150,000,435.46. On the Closing Date, the Representative also caused to be deposited an aggregate cash amount (the "Pre-Funded Amount") into the Pre-Funding Account in the amount of $49,999,564.54. The Pre-Funded Amount may be used during the Funding Period (as defined below) only (i) to acquire Subsequent Receivables and (ii) to make accelerated payments of principal on the Securities as described in the Indenture, Trust Agreement and Sale and Servicing Agreement. The Funding Period is defined in the Sale and Servicing Agreement as the period commencing on the Closing Date and terminating on the earliest of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $100,000, (ii) a Servicer Default occurs under the Sale and Servicing Agreement or (iii) September 20, 1996, after giving effect to the purchase of Subsequent Receivables on such date.

     Capitalized terms not defined herein have the meanings assigned in the Sale and Servicing Agreement attached hereto as Exhibit 4.1.

Certain Characteristics

     Set forth below is a description of certain characteristics of the Initial Receivables. Certain of the percentage columns may not sum to 100.00% due to rounding.

                     Composition of the Initial Receivables

  Weighted Average     Aggregate Principal      Number of       Weighted Average      Weighted Average      Average Principal
 APR of Receivables           Balance          Receivables       Remaining Term        Original Term             Balance


       19.55%          $150,000,435.46             15,668         50.45 months          52.17 months             $9,573.68


Geographic Distribution of the Initial Receivables as of the Initial Cutoff Date

                                                                                               Percentage
                                                                      Aggregate                of Aggregate
                                                  Number of           Principal                Principal
State(1)                                         Receivables          Balance                  Balance(2)

Alabama...................................          906                $8,841,361.48             5.89%
Alaska....................................            1                    11,262.96              .01
Arizona...................................          368                 3,903,102.76             2.60
Arkansas..................................            5                    58,004.28              .04
California................................        4,184                36,937,804.73            24.63
Colorado..................................          359                 3,449,140.49             2.30
Connecticut...............................          211                 2,064,329.09             1.38
Florida...................................          690                 6,527,278.54             4.35
Georgia...................................          983                11,399,973.10             7.60
Illinois..................................          805                 8,422,877.71             5.62
Indiana...................................          690                 5,971,596.67             3.98
Iowa......................................           15                   135,671.73              .09
Kansas....................................           86                   805,400.40              .54
Kentucky..................................          193                 1,565,156.22             1.04
Louisiana.................................            4                    47,405.97              .03
Maine.....................................           15                   107,042.76              .07
Maryland..................................            1                     6,904.15              .00
Massachusetts ............................          115                   912,113.30              .61
Michigan..................................          731                 7,546,282.97             5.03
Minnesota.................................            4                    38,439.01              .03
Mississippi...............................           95                 1,123,236.39              .75
Missouri..................................          358                 3,495,744.64             2.33
Nebraska..................................            1                    13,385.78              .01
Nevada....................................          217                 2,188,943.13             1.46
New Hampshire ............................           59                   408,816.77              .27
New Jersey................................            1                     5,295.00              .00
New Mexico................................            6                    70,254.53              .05
New York..................................            3                    28,240.02              .02
North Carolina ...........................          437                 3,736,937.79             2.49
North Dakota .............................           16                   145,275.59              .10
Ohio......................................          488                 4,260,890.25             2.84
Oklahoma..................................          318                 2,943,182.98             1.96
Oregon....................................          679                 5,980,192.85             3.99
Pennsylvania .............................          305                 3,359,033.85             2.24
Rhode Island .............................            9                    68,002.11              .05
South Carolina ...........................          110                 1,120,028.42              .75
Tennessee.................................          443                 4,332,846.30             2.89
Texas.....................................        1,150                12,237,840.64             8.16
Vermont...................................           11                    72,211.78              .05
Virginia..................................            7                    92,285.43              .06
Washington................................          351                 3,287,269.20             2.19
Wisconsin.................................          236                 2,254,134.03             1.50
Wyoming...................................            2                    25,239.66              .02

         Total............................       15,668              $150,000,435.46           100.00%
                                                 ======              ===============           =======

- -------------------------------

(1)         Based on billing addresses of the Obligors as of the Initial Cutoff Date.

(2)         Percentages may not add to 100.00% because of rounding.

Distribution by Interest Allocation Method of the Initial Receivables as of the Initial Cutoff Date

                                                                                                    Percentage
                                                                             Aggregate            of Aggregate
Amortization Type                                    Number of               Principal              Principal
                                                    Receivables               Balance                Balance

Precomputed Receivables(1)................        8,065               $ 74,553,901.77            49.70%
Simple Interest Receivables ..............        7,603                 75,446,533.69            50.30

         Total............................       15,668               $150,000,435.46           100.00%
                                                 ======               ===============           =======


- --------------------------------

(1)             All of the Precomputed Receivables are Rule of 78's Receivables.


Distribution of the Initial Receivables by New and Used Financed Vehicles as of the Initial Cutoff Date



                                                                                                Percentage
                                                                          Aggregate            of Aggregate
Collateral Type                                   Number of               Principal             Principal
                                                Receivables               Balance               Balance

New.......................................        1,347               $ 18,108,866.13           12.07%
Used......................................       14,321                131,891,569.33           87.93

         Total............................       15,668               $150,000,435.46          100.00%
                                                 ======               ===============          =======


Distribution by Remaining Principal Balance of the Initial Receivables as of the Initial Cutoff Date

                                                                                                Percentage
                                                                            Aggregate          of Aggregate
Range Of Remaining                              Number of                  Principal            Principal
Principal Balance.                             Receivables                  Balance              Balance

$  0,000.00 to $ 2,499.99.................         209               $    428,838.14               .29%
$  2,500.00 to $ 4,999.99 ................       1,620                  6,441,753.26              4.29
$  5,000.00 to $ 7,499.99 ................       3,297                 20,836,665.99             13.89
$  7,500.00 to $ 9,999.99 ................       3,822                 33,376,307.04             22.25
$10,000.00 to $12,499.99 .................       3,267                 36,528,514.21             24.35
$12,500.00 to $14,999.99 .................       2,075                 28,252,829.24             18.84
$15,000.00 to $17,499.99 .................         879                 14,100,736.23              9.40
$17,500.00 to $19,999.99 .................         313                  5,810,331.05              3.87
$20,000.00 to $22,499.99 .................         108                  2,282,460.48              1.52
$22,500.00 to $24,999.99 .................          47                  1,101,030.60               .73
$25,000.00 to $27,499.99 .................          21                    540,891.66               .36
$27,500.00 to $29,999.99 .................           6                    171,348.92               .11
$30,000.00 to $32,499.99 .................           3                     94,263.64               .06
$32,500.00 to $34,499.99 .................           1                     34,465.00               .02

         Total............................      15,668               $150,000,435.46            100.00%
                                                ======               ===============            =======

Distribution by Annual Percentage Rate of the Initial Receivables as of the Initial Cutoff Date

                                                                                                Percentage
                                                                         Aggregate            of Aggregate
Annual Percentage                                 Number of              Principal              Principal
Rate Range                                      Receivables              Balance                Balance

 9.000% to  9.999%........................           3               $     59,756.23              .04%
10.000% to 10.999% .......................           2                     32,475.45              .02
11.000% to 11.999% .......................           2                     34,949.18              .02
12.000% to 12.999% .......................           8                     88,840.57              .06
13.000% to 13.999% .......................          10                    122,818.39              .08
14.000% to 14.999% .......................          84                  1,089,287.62              .73
15.000% to 15.999% .......................         263                  3,505,858.75             2.34
16.000% to 16.999% .......................       1,079                 14,390,757.20             9.59
17.000% to 17.999% .......................       1,765                 21,273,474.91            14.18
18.000% to 18.999% .......................       2,134                 23,894,522.61            15.93
19.000% to 19.999% .......................       1,866                 18,975,083.44            12.65
20.000% to 20.999% .......................       2,969                 26,807,727.65            17.87
21.000% to 21.999% .......................       2,589                 18,479,172.63            12.32
22.000% to 22.999% .......................       1,184                  9,480,218.22             6.32
23.000% to 23.999% .......................         546                  4,377,323.12             2.92
24.000% to 24.999% .......................         713                  4,656,217.10             3.10
25.000% to 25.999% .......................         331                  2,012,317.47             1.34
26.000% to 26.999% .......................          75                    464,870.43              .31
27.000% to 27.999% .......................          12                     62,700.45              .04
28.000% to 28.999% .......................          17                    105,428.52              .07
29.000% to 29.999% .......................          14                     74,465.52              .05
30.000% to 30.999% ......................           2                      12,170.00              .01

         Total............................      15,668               $150,000,435.46           100.00%
                                                ======               ===============           =======


Distribution by Remaining Term of the Initial Receivables as of the Initial
 Cutoff Date

                                                                                               Percentage
                                                                        Aggregate            of Aggregate
                                                 Number of              Principal              Principal
Range Of Remaining Terms                        Receivables              Balance              Balance(1)
7 to 11 Months............................          38               $     75,262.60               .05%
12 to 17 Months ..........................         164                    438,829.67               .29
18 to 23 Months ..........................         562                  2,134,932.78              1.42
24 to 29 Months ..........................         690                  3,387,215.04              2.26
30 to 35 Months ..........................       1,846                 11,338,074.27              7.56
36 to 41 Months ..........................       1,514                 10,976,207.82              7.32
42 to 47 Months ..........................       2,602                 22,704,741.74             15.14
48 to 53 Months ..........................       2,074                 20,680,106.14             13.79
54 to 59 Months ..........................       4,366                 54,067,760.90             36.05
60 to 65 Months ..........................       1,713                 22,440,883.55             14.96
66 to 71 Months ..........................          77                  1,365,201.08               .91
72 Months.................................          22                    391,219.87               .26

         Total............................      15,668               $150,000,435.46            100.00%
                                                ======               ===============            =======
- ------------------------------------

(1)             Percentages may not add to 100.00% because of rounding.

Composition of the Initial Receivables as of the Statistical Calculation Date
Weighted Average      Aggregate Principal    Number of             Weighted Average      Weighted Average   Average Principal
APR of Receivables    Balance                Receivables           Remaining Term        Original Term      Balance
19.55%              $150,000,435.46          15,668                50.45 months          52.17 months       $9,573.68

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

Exhibit No.

1.1 Underwriting Agreement, dated June 20, 1996, among The Money Store Inc., TMS Auto Holdings, Inc. and CS First Boston Corporation.

1.2 Pricing Agreement, dated June 20, 1996, among The Money Store Inc., TMS Auto Holdings, Inc. and CS First Boston Corporation.

4.1 Sale and Servicing Agreement, dated as of May 31, 1996, among The Money Store Inc., TMS Auto Holdings, Inc., The Money Store Auto Finance Inc. and The Money Store Auto Trust 1996-1.

4.2 Indenture, dated as of May 31, 1996, between The Money Store Auto Trust 1996-1 and Norwest Bank Minnesota, National Association.

4.3 Trust Agreement, dated as of May 31, 1996, TMS Auto Holdings, Inc. and Bankers Trust (Delaware).

23.1 Consent of Coopers & Lybrand in connection with the financial statement of Financial Security Assurance, Inc.

99.1 Form of Financial Guaranty Insurance Policy covering the Notes to be issued by Financial Security Assurance, Inc.

99.2 Form of Financial Guaranty Insurance Policy covering the Certificates to be issued by Financial Security Assurance, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TMS AUTO HOLDINGS, INC.
                                       THE MONEY STORE INC.

                                       By: /s/ Morton Dear
                                           ----------------------
                                       Name:  Morton Dear
                                       Title: Executive Vice President


Dated:  June 28, 1996

                                  EXHIBIT INDEX


Exhibit No.            Description of Exhibit

1.1 Underwriting Agreement, dated June 20, 1996, among The Money Store Inc., TMS Auto Holdings, Inc. and CS First Boston Corporation.

1.2 Pricing Agreement, dated June 20, 1996, among The Money Store Inc., TMS Auto Holdings, Inc. and CS First Boston Corporation.

4.1 Sale and Servicing Agreement, dated as of May 31, 1996, among The Money Store Inc., TMS Auto Holdings, Inc., The Money Store Auto Finance Inc. and The Money Store Auto Trust 1996-1.

4.2 Indenture, dated as of May 31, 1996, between The Money Store Auto Trust and Norwest Bank Minnesota, National Association.

4.3 Trust Agreement, dated as of May 31, 1996, between TMS Auto Holdings, Inc. and Bankers Trust (Delaware).

23.1 Consent of Coopers & Lybrand in connection with the financial statement of Financial Security Assurance, Inc.

99.1 Form of Financial Guaranty Insurance Policy covering the Notes to be issued by Financial Security Assurance, Inc.

99.2 Form of Financial Guaranty Insurance Policy covering the Certificates to be issued by Financial Security Assurance, Inc.